MAINSTAY VP FUNDS TRUST

MainStay VP International Equity Portfolio

Supplement dated October 31, 2011 (“Supplement”) to the Prospectus for MainStay
VP Funds Trust dated May 1, 2011 (the “Prospectus”), as amended

This Supplement updates certain information contained in the Prospectus with respect to MainStay VP International Equity Portfolio (the “Portfolio”). You may obtain copies of the Portfolio’s Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010. Please review this important information carefully.

Effective immediately, the Portfolio’s “Principal Investment Strategies” and “Principal Risks” sections have changed.

1.	The section entitled “Principal Investment Strategies” beginning on page 16 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Principal Investment Strategies
The Portfolio invests in those companies that meet the quality and valuation criteria of Madison Square Investors LLC, the Portfolio's Subadvisor.

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of issuers, wherever organized, which do business mainly outside the U.S. It invests in securities of companies which do business in a variety of countries, with a minimum of five countries other than the U.S. This includes countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities.

The Portfolio may also invest in exchange traded funds ("ETFs").

Investment Process: The Subadvisor seeks to identify investment opportunities through bottom-up analysis and fundamental research. The Subadvisor performs research to identify reasonably priced companies with competitive market advantages that it believes are able to benefit from long-term market trends and that the Subadvisor believes are able to sustainably grow earnings over time regardless of economic climate. Allocations to countries and industries are also a result of the "bottom-up" stock selection process and, as a result, may deviate from the country and industry weightings in the benchmark. The Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low-quality earnings.

Generally, the Portfolio seeks to limit its investments in securities of: (i) any one company; (ii) companies in the same industry; (iii) companies located in any one country; and (iv) countries located in emerging markets.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, whether the security has reached its target price, if the investment thesis is invalidated, if superior opportunities to redeploy exist or emerge, or if sector weights or individual positions need to be rebalanced.

2.	The section entitled “Principal Risks” beginning on page 17 of the Prospectus is hereby amended to delete “Derivatives Risk.”

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE